SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event): February 6, 2006
Calais Resources, Inc.
(Exact Name of Registrant as Specified in its Charter)

British Columbia (State or Other Jurisdiction of Incorporation)	0-29392 (Commission File Number)	88-0379834 (I.R.S. Employer Identification No.)
4415 Caribou Road — P.O. Box 653 — Caribou, Nederland, CO 80466-0653
(Address of Principal Executive Offices) (Zip Code)
(303) 258-3806
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note
On February 10, 2006, Calais Resources, Inc. (the “Corporation”) furnished a Form 8-K (the “Prior Filing”) which contained two typographical errors. The Company is filing this Form 8-K/A to correct these errors.
Item 3.02. Unregistered Sales of Equity Securities.
The date on the first line of Item 3.02, Unregistered Sales of Equity Securities, in the Prior Filing is corrected to February 6, 2006, replacing the date of February 6, 2005 in the Prior Filing.
Item 5.02 (c). Appointment of Principal Officers.
The date on the first line of the third paragraph of Item 5.02, Appointment of Principal Officers, in the Prior Filing is corrected to August 1, 2005, replacing the date of August 1, 2006 in the Prior Filing.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAIS RESOURCES, INC. (Registrant)
February 13, 2006	By:	/s/ Thomas Hendricks
Thomas Hendricks, Chief Executive Officer